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                                                                    EXHIBIT 10.7

                                AMENDMENT NO. 1


         This Amendment No. 1 dated as of March 6, 1998 (this "Agreement"), is among Integrated Electrical Services, Inc., a Delaware corporation (the "Borrower"), the undersigned financial institutions parties to the Credit Agreement referred to below (the "Banks"), and NationsBank of Texas, N.A., as agent (the "Agent") for the financial institutions that are parties to the Credit Agreement.

                                  INTRODUCTION

         Reference is made to the Credit Agreement dated as of January 30, 1998 (as modified, the "Credit Agreement"), among the Borrower, the Banks, and the Agent, the defined terms of which are used herein unless otherwise defined herein. The Borrower, the Banks, and the Agent have agreed to increase the amount of the Revolving Loan Commitments under the Credit Agreement to $70,000,000 and make other amendments to the Credit Agreement as set forth herein in connection therewith.

         THEREFORE, in connection with the foregoing and for other good and valuable consideration, the Borrower, the Banks, and the Agent hereby agree as follows:

         Section 1.  Amendment.

         1.1 NationsBank of Texas, N.A., as the sole Bank party to the Credit Agreement prior to the execution of this Agreement, is retaining a portion of its existing Revolving Loan Commitment and each of Bank of Scotland, Comerica Bank - Texas, and National City Bank of Kentucky are committing to respective Revolving Loan Commitments such that upon the effectiveness of this Agreement, the Revolving Loan Commitments of each Bank shall be those set forth for such Bank on the signature pages of this Agreement, and the aggregate amount of such Revolving Loan Commitments shall be $70,000,000. The effective date for this increase shall be the date of this Agreement, and following the effectiveness of this Agreement and as of such date, (a) the Agent shall record the new Revolving Loan Commitments in the Register, (b) the Agent shall reallocate all outstanding Revolving Loan Advances and all participation interests in Letters of Credit, if any, so that the Banks hold such Revolving Loan Advances and participation interests in Letters of Credit ratably in accordance with their Revolving Loan Commitments, and (c) each of Bank of Scotland,

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Comerica Bank - Texas, and National City Bank of Kentucky shall be a party to the Credit Agreement for all purposes and have all of the rights and obligations of a Bank thereunder.

         1.2 A new definition of "Amendment No. 1" is added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order and the definition of "Revolving Loan Commitment" in Section 1.1 of the Credit Agreement is amended by replacing such definition in its entirety, both as set forth below:

                 "Amendment No. 1" means the Amendment No. 1 dated as of March 6, 1998, among the Borrower, the Agent, and the Banks amending and waiving the terms of this Agreement.

                 "Revolving Loan Commitment" means, for any Bank, the amount set forth below such Bank's name on the signature pages of the Amendment No. 1 as its Revolving Loan Commitment, or if such Bank has entered into any Assignment and Acceptance since the date of the Amendment No. 1, as set forth for such Bank as its Revolving Loan Commitment in the Register maintained by the Agent pursuant to Section 8.5(c), in each case as such amount may be terminated pursuant to
         Section 6.2.

         1.3     The Schedules to the Credit Agreement are amended by replacing
Schedule I to the Credit Agreement with Schedule I attached to this Agreement.

         Section 2.  Effectiveness.  The effectiveness of the amendments in
Section 1 of this Agreement are subject to the satisfaction of the condition precedent that the Borrower shall have delivered or shall have caused to be delivered the documents and other items listed on the Closing Documents List dated as of even date with this Agreement, each in form and with substance satisfactory to the Agent and where applicable executed by the appropriate parties thereto.

         Section 3. Representations and Warranties. The Borrower represents and warrants that (a) the execution, delivery, and performance of this Agreement are within the corporate power and authority of the Borrower and have been duly authorized by appropriate proceedings, (b) this Agreement constitutes legal, valid, and binding obligations of the Borrower enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity, and (c) upon the effectiveness of this Agreement and the amendment of the Credit Documents as provided for herein, the representations and warranties contained in each Credit Document are true and correct in all material respects,



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no Event of Default exists under the Credit Documents, and there shall have occurred no event which with notice or lapse of time would become an Event of Default under the Credit Documents.

         Section 4. Effect on Credit Documents. As amended herein, the Credit Documents remain in full force and effect. Except as specifically set forth herein, nothing herein shall act as a waiver of any of the Agent's or the Banks' rights under the Credit Documents as amended, including the waiver of any default or event of default, however denominated. The Borrower must continue to comply with the terms of the Credit Documents, as amended. This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement may be a default or event of default under other Credit Documents.

         Section 5. Effectiveness. This Agreement shall be effective as of the date hereof when the Agent shall have received duly executed counterparts hereof signed by the Borrower, the Agent, and the Banks.

         Section 6.  Miscellaneous.   The miscellaneous provisions of the
Credit Agreement apply to this Agreement. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas. This Agreement may be signed in any number of counterparts, each of which shall be an original, and may be executed and delivered by telecopier.

         THIS WRITTEN AGREEMENT AND THE CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.



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         THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

         EXECUTED as of the date first above written.

                                           BORROWER:

                                           INTEGRATED ELECTRICAL SERVICES, INC.


                                           By: /s/ JAMES P. WISE
                                               --------------------------------
                                               Jim P. Wise
                                               Senior Vice President and
                                               Chief Financial Officer


                                           AGENT:

                                           NATIONSBANK OF TEXAS, N.A., as Agent


                                           By: /s/ ALBERT L. WELCH
                                               --------------------------------
                                               Albert L. Welch
                                               Vice President


                                           BANKS:

                                           NATIONSBANK OF TEXAS, N.A.


Revolving Loan Commitment:                 By: /s/ ALBERT L. WELCH
$25,000,000                                    --------------------------------
                                               Albert L. Welch
                                               Vice President





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                                           BANK OF SCOTLAND


Revolving Loan Commitment:                 By: /s/ ANNIE CHIN TAT
$15,000,000                                   ---------------------------------
                                              Annie Chin Tat
                                              Vice President


                                           COMERICA BANK - TEXAS


Revolving Loan Commitment:                 By: /s/ BART BEARDEN
$15,000,000                                   ---------------------------------
                                              Bart Bearden
                                              Vice President


                                           NATIONAL CITY BANK OF KENTUCKY


Revolving Loan Commitment:                 By: /s/ TOM GURBACH
$15,000,000                                   ---------------------------------
                                              Tom Gurbach
                                              Vice President




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